UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2006

ACTIVE POWER, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-30939	74-2961657
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK12, Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 836-6464

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On May 22, 2006, Active Power, Inc. entered into a Distributor Agreement with Eaton Electrical Inc. The initial term of this agreement shall be from May 22, 2006 through March 31, 2007. Active Power had previously been a party to a distributor agreement with Powerware Corporation, which was acquired by Eaton Corporation in June 2004.

Pursuant to the agreement, we granted Eaton a non-exclusive right to buy, at set prices and terms, our full line of CleanSource® DC products worldwide for resale to their customers. Eaton has no minimum purchase requirements under this agreement.

Item 9.01. Exhibits and Financial Statements.

(d) Exhibits

Exhibit 10.1*	Distributor Agreement Between Eaton Electrical Inc. and Registrant dated May 22, 2006

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVE POWER, INC.

Dated: May 24, 2006	By:	/s/ Jim Clishem
Jim Clishem
Chief Executive Officer and President